UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2008

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)
	Delaware	001-02979	No. 41-0449260
	(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
	of Incorporation)		Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)
1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
þ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 5, 2008, the Superior Court for the County of Mecklenburg in the State of North Carolina issued an order (the “Order”) in the case captioned Irving Ehrenhaus v. John D. Baker, et al. The Order is included as Exhibit 99.1 hereto and is incorporated herein by reference. On December 10, 2008, Wells Fargo & Company and Wachovia Corporation issued a joint news release regarding the Order (the “News Release”). The News Release is included as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit           Description
99.1                 Order of the Superior Court for the County of Mecklenburg in the State of North Carolina dated December 5, 2008
99.2                 News release dated December 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2008                                                                      WELLS FARGO & COMPANY
                                                                                                              By:          /s/ Laurel A. Holschuh
                                                                                                                             Laurel A. Holschuh
                                                                                                                             Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Order of the Superior Court for the County of Mecklenburg in the State of North Carolina dated December 5, 2008
99.2	News release dated December 10, 2008